                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 19, 2004

                             SS&C Technologies, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

          Delaware                 000-28430                     06-1169696
--------------------------------------------------------------------------------
   (State or other juris-         (Commission                   (IRS Employer
  diction of incorporation        File Number)               Identification No.)


          80 Lamberton Road, Windsor, CT                     06095
--------------------------------------------------------------------------------
     (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code: (860) 298-4500

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On July 19, 2004, SS&C Technologies, Inc. announced its financial results for the quarter ended June 30, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this Form 8-K and the Exhibit attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 19, 2004                      SS&C TECHNOLOGIES, INC.

                                          By:  /s/ Patrick J. Pedonti
                                               -----------------------------
                                               Patrick J. Pedonti
                                               Senior Vice President and
                                               Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                      Description
-----------                      -----------

99.1                             Press release dated July 19, 2004